                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 14, 2003


                                 IMMUNOGEN, INC.
             (Exact name of registrant as specified in its charter)


      MASSACHUSETTS                    0-17999                  04-2726691
    (State or other                 (Commission                (IRS Employer
jurisdiction of incorporation)      File Number)             Identification No.)



                   128 SIDNEY STREET, CAMBRIDGE, MA       02139
               (Address of principal executive offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 995-2500

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         EXHIBIT NO.  EXHIBIT
         -----------  -------
           99.1 Certification of Chief Executive Officer and Chief Financial Officer

ITEM 9. REGULATION FD DISCLOSURE

In connection with the Amendment to the Quarterly Report on Form 10-Q of ImmunoGen, Inc. (the "Company") for the quarterly period ended December 31, 2001, as filed with the Securities and Exchange Commission concurrently herewith, the Company hereby files the written statement required by Section 906 of the Sarbanes-Oxley Act of 2002. On January 14, 2003, Mitchel Sayare, Chief Executive Officer and President of the Company and Gregg D. Beloff, Chief Financial Officer and Vice President, Finance of the Company, each executed this written statement. A copy of the foregoing written statement is attached hereto as an exhibit and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         IMMUNOGEN, INC.
                                         (Registrant)

Date: JANUARY 14, 2003                   /s/ GREGG D. BELOFF
                                         -------------------------------------

                                         Gregg D. Beloff
                                         Chief Financial Officer and
                                         Vice President, Finance

                                  EXHIBIT INDEX

EXHIBIT NO.   EXHIBIT
-----------   -------
  99.1        Certification of Chief Executive Officer and Chief Financial
              Officer